[GRAPHIC:  FAMILY AT SHORE]                  LifeGoal Income
                                             and Growth Portfolio

                                             LifeGoal Balanced
                                             Growth Portfolio

                                             LifeGoal Growth
                                             Portfolio




LIFEGOAL PORTFOLIOS

ANNUAL REPORT FOR THE YEAR
ENDED MARCH 31, 2000


                                   [NATIONS FUNDS LOGO]
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This Report is submitted for the general information of shareholders of Nations
Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, Inc.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           As we report on the past 12 months ending March 31, 2000, we need to remind ourselves of two major investment tenets -- diversification and investing for the long term. Keep these points in mind as we take a look back at the past year and where we are today.

                           THE YEAR IN REVIEW
                           For most of 1999, the threat of Y2K was on everyone's minds. Many companies in the U.S. and around the world went to great lengths to make sure that computer systems were compliant and ready to "squash" the Y2K bug. Fortunately, we entered the 21st century relatively unscathed. But in the months that led up to the year 2000 and in the first quarter of the new year, the markets have put on quite a show. We've seen an unusual level of volatility and it doesn't look like things are going to calm down any time soon.

                           While large-company stocks continued to perform well in 1999 and into 2000, markets began to broaden with small and mid-size company stocks staging turnarounds and actually outperforming large-company stocks. The Standard & Poor's 500 Composite Stock Price Index was up 17.94% for the 12 months ending March 31, 2000, while the S&P MidCap 400 Index and Russell 2000 Index were up 38.20% and 37.29%, respectively.* Value stocks also regained some ground during the period after several quarters of underperformance versus growth stocks.

                           International markets also showed new life in 1999 and into 2000, especially in Asia where it's been a long recovery since the Asian "malaise" began in 1997. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index gained 25.09% for the 12 months ending March 31, 2000, thanks in large part to the economic recovery in Japan.**

                           MARKET MAYHEM
                           As of late, we have witnessed wild swings in the U.S. stock markets, setting new milestones for one-day gains and losses. It's a tumultuous time in the markets and now, more than ever, it's important to remember that one key to a successful investment strategy is diversification. Investing in a number of sectors allows you to take advantage of those sectors that are in favor today, and those that may be in favor tomorrow. And, as shown by how quickly the markets have rebounded from these dramatic highs and lows, you need to remember to stay focused on long-term goals. Investing takes discipline and a conviction to hold true to your long-term objectives. As we've said before, investors that took themselves out of the market based on short-term volatility and Y2K fears lost out on potential gains in their investments during that time and face possible tax implications and fees as a result of their withdrawal. It's true that over the long term, the market has trended upward. While there is no assurance that this trend will continue, the advantages of long-term investing are clear.

                           *The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity, and industry representation. It is unmanaged and unavailable for investment. The Russell 2000 Index is an unmanaged capitalization-weighted index that tracks the performance of 2000 small company stocks. It is unavailable for investment.

                           **The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia, and the Far East. It is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           At Nations Funds, we firmly believe in the value of advice, especially in times of uncertainty. An investment professional can keep you abreast of current market conditions and work with you to determine the best strategy for surviving short-term volatility and successfully reaching your long-term goals.

                           WHAT'S NEW AT NATIONS FUNDS
                           In its continuing effort to provide world-class investment management, Bank of America reorganized a number of internal investment management units into Banc of America Capital Management, Inc. (BACAP). Focusing on both equity and fixed income funds, this Nations Funds Manager of Distinction(SM) is responsible for the portfolio management of more than 40 Nations Funds. This entity was developed to synergize research and investment capabilities into a premier investment management organization. And the media has taken notice. You may have seen BACAP investment professionals regularly featured on programs on CNBC and CNNfn. When the media looks to the industry for expert analysis, they are now turning regularly to the investment professionals of BACAP.

                           In addition to the changes at BACAP, we enhanced our investment management expertise with the addition of MacKay Shields LLC as our newest Manager of Distinction to manage Nations High Yield Bond Fund, which debuted in February. The Fund rounds out our line of fixed income fund offerings. On the equity side, we launched a new Fund for a new era -- Nations Marsico 21st Century Fund. This latest offering managed by Marsico Capital Management, LLC is positioned to invest in companies of any size that are changing the way the world does business.

                           Not only are new products important to us. Quality shareholder service continues to be of utmost importance. We were recognized by DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry -- with the 1999 Mutual Fund Service Award. This award was given to us in recognition of our commitment to provide shareholders with the highest level of client service in the mutual fund industry. We will strive to maintain this level of excellence throughout 2000 and beyond.

                           We are excited about our growth over the past year and the opportunities ahead of us. Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. You can also visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /s/ Robert H. Gordon
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, INC.

                           March 31, 2000
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TABLE OF CONTENTS

                                     NATIONS FUNDS SPECTRUM                                          2

                                     ECONOMIC OVERVIEW                                               3

                                     PORTFOLIO COMMENTARY
                                     Nations LifeGoal Income and Growth Portfolio                    5
                                     Nations LifeGoal Balanced Growth Portfolio                     10
                                     Nations LifeGoal Growth Portfolio                              15

                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       19
                                     Statements of operations                                       22
                                     Statements of changes in net assets                            24
                                     Schedules of capital stock activity                            26
                                     Financial highlights                                           30
                                     Notes to financial statements                                  36

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                            ------------------------------------------------------------------------------
                                NATIONS FUNDS                          [DALBAR LOGO]
                                RECOGNIZED FOR
                                OUTSTANDING                            DALBAR, Inc., is a well-respected
                                CUSTOMER SERVICE                       research firm that measures
                                                                       customer service levels and
                                IN RECOGNITION OF ITS COMMITMENT TO    establishes benchmarks in the
                                PROVIDE SHAREHOLDERS WITH THE          financial services industry.
                                HIGHEST LEVEL OF CUSTOMER SERVICE
                                IN THE MUTUAL FUND INDUSTRY,
                                NATIONS FUNDS RECEIVED THE DALBAR
                                MUTUAL FUND SERVICE AWARD IN 1999.
                            ------------------------------------------------------------------------------

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THE NATIONS FUNDS FAMILY OF FUNDS
As of March 31, 2000


LOWER RISK/REWARD POTENTIAL

MONEY MARKET FUNDS
Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS
INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations U.S. Government Bond Fund
Nations Government Securities Fund
Nations Investment Grade Bond Fund
Nations Intermediate Bond Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA,
MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, MD,
NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


DOMESTIC EQUITY FUNDS
GROWTH FUNDS
Nations Small Company Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Disciplined Equity Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund
Nations Blue Chip Fund

GROWTH AND INCOME FUNDS
Nations Marsico Growth & Income Fund
Nations Value Fund
Nations Equity Income Fund
Nations Asset Allocation Fund
Nations Balanced Assets Fund
Nations Convertible Securities Fund


INTERNATIONAL FUNDS
Nations Emerging Markets Fund
Nations International Growth Fund
Nations International Equity Fund
Nations International Value Fund

HIGHER RISK/REWARD POTENTIAL

     INDEX FUNDS
     Nations LargeCap Index Fund
     Nations Managed Index Fund
     Nations SmallCap Index Fund
     Nations Managed SmallCap Value Index Fund
     Nations Managed Value Index Fund

     ASSET ALLOCATION PORTFOLIOS
     Nations LifeGoal Balanced Growth Portfolio
     Nations LifeGoal Growth Portfolio
     Nations LifeGoal Income and Growth Portfolio

ECONOMIC OVERVIEW
BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW

                           Both the U.S. economy and stock market scored impressive performances in the year ended March 31, 2000. Our economy launched an unprecedented tenth year of expansion, marking the longest upswing in American history. And the stock market's continued climb reflected favorable short-term fundamentals and a long-term revolution in technology and communications.

                           In the year ended March 31, the Standard & Poor's 500 Composite Stock Price Index advanced by 17.94%. While investors turned in March to some of those economic sectors largely overlooked in the rush to technology, the Nasdaq Composite Index still sparkled with an 86% advance for the past 12 months. A renewed interest in smaller-capitalization stocks also drove the Russell 2000 Index 37% higher as of March 31.**

                           During the past year, U.S. real GDP (gross domestic product) expanded an estimated 5%, while inflation remained subdued. Despite a near tripling in oil costs, consumer prices increased by only 2.4%. Two primary forces deserve credit for this nearly flawless performance. First, U.S. economic policies have spawned an environment conducive to non-inflationary growth. These policies include deficit reduction, monetary discipline, deregulation and free foreign trade. Second, a once-in-a-century wave of innovation has sparked large gains in productivity through advances in the internet, computers and information sharing. These advances in output per hour have restrained inflation and helped companies achieve double-digit profit gains.

                           Economic and stock market advances have continued despite five interest rate hikes enacted by the Federal Reserve Board (the Fed) over the past year. Three of those increases simply reversed the easings triggered by Russia's crisis in 1998. The last two advances in the Federal Funds rate have restored the monetary target to the 6.0% level of 1995. The Fed is attempting to achieve a tempered and sustainable economic growth rate consistent with an ongoing low rate of inflation.

                           The long-term bond market appears confident that the Fed will succeed. The yield on 30-year U.S. Treasury bonds slid below 6.0% by the end of March 2000, reflecting in part the conviction that economic growth will ultimately moderate and that inflation will stay in check. In addition, the Treasury's decision to buy back

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, Inc., investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular
                           Nasdaq market as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           The Russell 2000 Index is an unmanaged,
                           capitalization-weighted index that tracks the performance of 2000 small company stocks. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
                                        3
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ECONOMIC OVERVIEW CONTINUED...

                           $30 billion in government debt because of the emergence of sizable federal budget surpluses has been a major force pushing long-term Treasury bond yields lower.

                           The past 12 months have also witnessed the emergence of a global recovery. Much of Asia has rebounded smartly from the scourge of devaluations that began in 1997. Japan's economy has continued to struggle but appears to be on a modest upward track. The new "Eurozone" has moved forward, although growth has been moderate. Even Russia has begun to emerge from the turmoil of 1998. Finally, while parts of Latin America -- such as Venezuela and Argentina -- continue to struggle, Brazil appears to have turned the corner and Mexico has prospered.

                           The major non-event of the year turned out to be the "Y2K" date change. Although computer failures could have wreaked havoc on financial markets and the global economy, extensive investment and preparation by the technology-dependent countries allowed markets to celebrate the new year with barely a hiccup.

                           THE YEAR AHEAD
                           Look for the U.S. economy to continue its expansion during the coming year, with no recession looming on the horizon. We forecast growth to moderate, however, to 3.5% or less over the course of the next 12 months. This pace will be more consistent with a long-term sustainable trend.

                           Inflation should remain constrained. Although low unemployment may cause additional upward pressure on wages and benefits, productivity gains should offset much of that increase. Meanwhile, a step-up in production by oil producing countries should cause energy prices to subside from the peaks reached in early 2000.

                           We also anticipate one or two more interest rate hikes from the Fed as monetary authorities attempt to rein in growth and ensure that the economy does not overheat. Long-term interest rates have already largely incorporated expectations of such additional tightening.

                           The stock market has displayed extreme volatility recently, and large swings are likely to continue. Strong profit growth and moderate interest rates should support a further rise in overall stock prices during the coming year. However, general gains of more than 10% should be more difficult to achieve, especially as the surge in the technology sector has tended to overstate some of the general strength in the market.

                           While the long-term fundamentals underpinning the technology sector remain compelling, a reallocation in portfolios generally has begun. Investors have started to switch from internet, communications, and biotechnology stocks with very high valuations to other market segments with much lower price-to-earnings ratios***. We think this rebalancing of the market is healthy, especially as it involves some broadening in its strength to encompass the financial, consumer noncyclical and industrial sectors of the market. Also, look for investors to continue to discern between internet and other new firms that are likely to be long-term survivors and those that have set up shop with only a concept and a promise.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2000

                           ***The price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power.

NATIONS LIFEGOAL INCOME
AND GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO'S PERFORMANCE
                                         FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS CURRENT
                                         OUTLOOK.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
The Portfolio is managed by the          PHILOSOPHY.
Investment Strategies Team of Banc       Nations LifeGoal Income And Growth Portfolio is the most
of America of Capital Management,        conservative of the three Nations LifeGoal Portfolios. The
Inc., the investment sub-adviser         Portfolio invests primarily in bond funds in order to
to the Portfolio.                        provide current income and to help reduce the risks
INVESTMENT OBJECTIVE                     associated with a pure stock investment. We allocate a
The Portfolio seeks current income       relatively small percentage of assets to stock funds to seek
and modest growth to protect             some growth in capital as well as protect against inflation.
against inflation and to preserve        By diversifying investments across various Nations Funds
purchasing power.                        mutual funds, Nations LifeGoal Income And Growth Portfolio
PERFORMANCE REVIEW                       allows investors to participate in a variety of timely
For the 12-month period ended            opportunities within our fund complex, such as short- and
March 31, 2000, Nations LifeGoal         intermediate-term bond funds, large- and
Income And Growth Portfolio              small-capitalization domestic stock funds and stock funds
Investor A Shares provided a total       that invest internationally.
return of 4.93%.**                       WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         The domestic and international economies grew briskly over the last 12 months, leading to strong earnings growth and
                                         higher interest rates in the U.S. and throughout most major nations. According to government statistics, inflation
                                         remained low with the CPI (consumer price index) remaining well below 3%. Despite the low inflation, interest rates
                                         soared as the economy grew stronger and labor markets grew tighter. Unemployment fell to 4%, the lowest in three
                                         decades, oil prices surged over 100%, and most other
                                         commodity prices firmed, all leading investors to fears of higher inflation sometime in the future. With this as a
                                         backdrop, the 30-year U.S. Treasury bond had one of its
                                         worst years on record in 1999 as its yield rose 25% from
                                         5.1% to 6.4%, although it fell back under 6% by March 31,
                                         2000. Short-term interest rates rose as well on the heels of the conservative stance taken by the Federal Reserve Board to control the strong economic growth and inflation. The
                                         rise in interest rates across all maturities, coupled with continued low inflation, led to materially higher real
                                         yields (bond yields after inflation) during the last 12
                                         months.
                                         Strong corporate profits and low inflation led to another
                                         stellar year for the stock market. In calendar year 1999,
                                         the Standard & Poor's 500 Composite Stock Price Index (S&P
                                         500 Index)*** finished its fifth consecutive year of 20%
                                         plus returns. The cumulative return of the S&P 500 over the past five years is the best five-year

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75% that may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL INCOME
AND GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

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                                         return in market history. It continued to be a big-cap
                                         market led by the technology sector. Growth stocks continued
                                         their spectacular dominance over value, via high exposure to the technology sector and the huge returns in that sector.
                                         The technology sector now accounts for 35% of the value of the S&P 500. Technology investors saw returns hardly
                                         imaginable years ago, and the market went into Internet IPO
                                         (initial public offering) overdrive through the course of
                                         1999 and into 2000. Value investors muddled through while
                                         growth investors rode the back of technology. By year-end, stock indices and valuations were close to new record highs as the economy stayed its steady course. The first three
                                         months of 2000 have been more volatile as rising interest
                                         rates have caused investors to reexamine company valuations.

                                         IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                         DURING THE PERIOD?
                                         In general, these were the performance trends among the
                                         major asset classes (types of investments):
                                         --   Stocks outperformed bonds significantly
                                         --   Small-capitalization stocks performed better than
                                         large-capitalization stocks
                                         --   Growth stocks delivered better results than value
                                         stocks by a wide margin
                                         --   Cash equivalents had better returns than most fixed
                                         income securities
                                         --   Government guaranteed U.S. Treasury bonds performed
                                         better than higher risk non-investment grade high yield
                                              bonds
                                         CAN YOU DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE
                                         PORTFOLIO WAS POSITIONED AT THE BEGINNING OF THE REPORTING
                                         PERIOD?+
                                         We use a structured, disciplined process to determine the
                                         appropriate asset allocation for Nations LifeGoal Income And
                                         Growth Portfolio. By "asset allocation" we mean the
                                         percentages of the Portfolio that are invested in various
                                         investment categories, or asset classes. In deciding how to allocate the Portfolio's assets, we employ quantitative
                                         models that allow us to develop expected returns and
                                         profiles for each asset class. We also analyze the
                                         historical relationships among asset classes -- whether, and how much, movements in one have correlated with movements in the others -- in varying market environments. Based on this information, we try to allocate the Portfolio's assets as
                                         efficiently as possible -- which means seeking the highest return potential for a given level of risk, while staying
                                         true to the Portfolio's investment objective.
                                         The Portfolio began the period with an 80% allocation to
                                         short-term bonds and 20% to equities. Of the Portfolio's
                                         total holdings, 15% was invested in large-capitalization
                                         domestic equities and 5% was invested in
                                         large-capitalization international equities.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS LIFEGOAL INCOME
AND GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET
                                         ALLOCATION DURING THE REPORTING PERIOD?
                                         We made only one significant adjustment to the asset mix in the twelve-month period ended March 31, 2000. In early
                                         December, we took advantage of modest weakness in the
                                         corporate bond market as well as longer-dated bonds by
                                         adding a new position in Nations Investment Grade Bond Fund.
                                         We funded this purchase by reducing the Portfolio's exposure to Nations Short-Term Income Fund and selling Nations
                                         Short-Intermediate Government Fund. At the same time, we
                                         tilted the equity allocation towards more of a value bias
                                         based on the wide valuation discrepancy that had taken place between growth and value stocks. We accomplished this by
                                         buying Nations Value Fund and Nations Blue Chip Fund. These positions were funded by selling Nations Managed Index Fund and Nations Disciplined Equity Fund. Interestingly, none of these moves changed our overall 80%/20% allocation to bonds and stocks, respectively. After these moves in December, we did not make any changes for the remainder of the fiscal
                                         year.
                                         WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO
                                         PERFORMANCE?
                                         The Portfolio's exposure to the international equity markets was a significant positive contributor to performance over the past twelve months. While the weighting in international stocks averaged only 5% over the past year, the returns were very large. Coming off the heels of a weak 1998 as a result of the "Asian crisis," international stock markets came
                                         roaring back in 1999 as interest rates declined and
                                         economies strengthened. We gained our exposure to these
                                         markets through ownership of Nations International Value
                                         Fund (Primary A Shares), which was up 36.03% over the 12
                                         months ending March 31, 2000. In addition, our move to
                                         increase exposure to longer-dated bonds by adding Nations
                                         Investment Grade Bond Fund to the Portfolio has benefited
                                         performance already.

                                         WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON
                                         PORTFOLIO PERFORMANCE?
                                         With the continued strength of the equity market relative to bonds, we could have been more aggressive adding to equity exposure at the beginning of the year and holding it to
                                         year-end. Of course, that is with the benefit of hindsight.
                                         We still believe, however, that current valuation levels are high, and that, in time, this decision to only have 20%
                                         allocation to equities should benefit the Portfolio. Also, the lack of exposure to small-capitalization stocks hurt
                                         performance on a relative basis, as small-cap stocks had an exceptional year and outperformed large-capitalization
                                         stocks.
                                         LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU
                                         ANTICIPATE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE
                                         ADVANTAGE OF THEM?
                                         With the moves we made in December, the Portfolio is well
                                         positioned to take advantage of the strength we anticipate within the value style this year, as well as corporate bonds which, in our view, currently offer relatively attractive
                                         yields.

NATIONS LIFEGOAL INCOME
AND GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         We continue to approach the equity market warily, as
                                         concerns about high valuations dominate our outlook;
                                         nevertheless, our long-term view is positive. Should the
                                         equity markets decline, we will try to take advantage of
                                         lower prices by positioning the Portfolio more heavily in
                                         stocks. However, Nations LifeGoal Income And Growth
                                         Portfolio is the most conservative of the LifeGoal
                                         Portfolios -- its exposure to the equity market will always be relatively low.

NATIONS LIFEGOAL INCOME
AND GROWTH PORTFOLIO
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/00)        7.97%     6.14%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Income And Growth Portfolio from the inception of the share class. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues, include reinvestment of dividends. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. The Indexes are unavailable for investment. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Income And Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]
[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                 NATIONS LIFEGOAL INCOME      LEHMAN AGGREGATE BOND      S&P 500 COMPOSITE STOCK
                                                 AND GROWTH FUND $12,292          INDEX $12,444            PRICE INDEX $22,382
                                                 -----------------------      ---------------------      -----------------------
Oct. 15 1996                                             9425.00                    10000.00                    10000.00
1996                                                     9618.00                    10300.00                    10542.00
                                                         9664.00                    10242.00                    10825.00
                                                        10137.00                    10618.00                    12716.00
                                                        10453.00                    10971.00                    13667.00
1997                                                    10435.00                    11293.00                    14059.00
                                                        10956.00                    11469.00                    16020.00
                                                        11079.00                    11738.00                    16549.00
                                                        10815.00                    12234.00                    14902.00
1998                                                    11491.00                    12276.00                    18076.00
                                                        11714.00                    12215.00                    18978.00
                                                        11906.00                    12107.00                    20316.00
                                                        11853.00                    12189.00                    19047.00
1999                                                    12205.00                    12175.00                    21881.00
Mar. 31 2000                                            12292.00                    12444.00                    22382.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS LIFEGOAL INCOME      LEHMAN AGGREGATE BOND      S&P 500 COMPOSITE STOCK
                                                 AND GROWTH FUND $13,043          INDEX $12,444            PRICE INDEX $22,382
                                                 -----------------------      ---------------------      -----------------------
Oct. 15 1996                                            10000.00                    10000.00                    10000.00
1996                                                    10205.00                    10300.00                    10542.00
                                                        10254.00                    10242.00                    10825.00
                                                        10755.00                    10618.00                    12716.00
                                                        11091.00                    10971.00                    13667.00
1997                                                    11072.00                    11293.00                    14059.00
                                                        11625.00                    11469.00                    16020.00
                                                        11755.00                    11738.00                    16549.00
                                                        11475.00                    12234.00                    14902.00
1998                                                    12192.00                    12276.00                    18076.00
                                                        12429.00                    12215.00                    18978.00
                                                        12633.00                    12107.00                    20316.00
                                                        12576.00                    12189.00                    19047.00
1999                                                    12949.00                    12175.00                    21881.00
Mar. 31 2000                                            13043.00                    12444.00                    22382.00

   TOTAL RETURN (AS OF 3/31/00)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        10/15/96             10/15/96                  8/7/97                   10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     4.91%          4.93%       -1.07%       4.25%       -0.66%        4.11%       3.13%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                8.42%          8.33%       6.21%                                  7.59%       7.59%
SINCE INCEPTION                        8.06%          7.97%       6.14%        5.95%       4.91%         7.33%       7.33%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO'S PERFORMANCE FOR
                                         THE 12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS CURRENT
                                         OUTLOOK.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
The Portfolio is managed by the          PHILOSOPHY.
Investment Strategies Team of Banc       Nations LifeGoal Balanced Growth Portfolio aims to provide a
of America Capital Management,           moderate approach to growth. The Portfolio holds stock funds
Inc., the investment sub-adviser         for their growth potential and bond funds for current income
to the Portfolio.                        potential. Bond fund holdings are also intended to help
INVESTMENT OBJECTIVE                     reduce the risk of a portfolio comprised entirely of stocks.
The Portfolio seeks total return         By diversifying investments across various Nations Funds
through a balanced portfolio of          mutual funds, Nations LifeGoal Balanced Growth Portfolio
equity and fixed income                  gives investors the opportunity to participate in large- and
securities.                              small-capitalization domestic stocks, diversified bond funds
PERFORMANCE REVIEW                       and international stock funds.
For the 12-month period ended            WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
March 31, 2000, Nations LifeGoal         REPORTING PERIOD?
Balanced Growth Portfolio Investor       The domestic and international economies grew briskly over
A Shares provided a total return         the last 12 months, leading to strong earnings growth and
of 18.03%.**                             higher interest rates in the U.S. and throughout most major nations. According to government statistics, inflation
                                         remained low with the CPI (consumer price index) remaining well below 3%. Despite the low inflation, interest rates
                                         soared as the economy grew stronger and labor markets grew tighter. Unemployment fell to 4%, the lowest in three
                                         decades, oil prices surged over 100%, and most other
                                         commodity prices firmed, all leading investors to fears of higher inflation sometime in the future. With this as a
                                         backdrop, the 30-year U.S. Treasury bond had one of its
                                         worst years on record in 1999 as its yield rose 25% from
                                         5.1% to 6.4%, although it fell back under 6% by March 31,
                                         2000. Short-term interest rates rose as well on the heels of the conservative stance taken by the Federal Reserve Board to control the strong economic growth and inflation. The
                                         rise in interest rates across all maturities, coupled with continued low inflation, led to materially higher real
                                         yields (bond yields after inflation) during the last 12
                                         months.

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75% that may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS, AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         Strong corporate profits and low inflation led to another
                                         stellar year for the stock market. In calendar year 1999,
                                         the Standard & Poor's 500 Composite Stock Price Index (S&P
                                         500)*** finished its fifth consecutive year of 20% plus
                                         returns. The cumulative return of the S&P 500 over the past five years is the best five-year return in market history.
                                         It continued to be a big-cap market led by the technology
                                         sector. Growth stocks continued their spectacular dominance over value, via high exposure to the technology sector and the huge returns in that sector. The technology sector now accounts for 35% of the value of S&P 500. Technology
                                         investors saw returns hardly imaginable years ago, and the market went into Internet IPO (initial public offering)
                                         overdrive through the course of 1999 and into 2000. Value
                                         investors muddled through while growth investors rode the
                                         back of technology. By year-end, stock indices and
                                         valuations were close to new record highs as the economy
                                         stayed its steady course. The first three months of 2000
                                         have been more volatile as rising interest rates have caused investors to reexamine company valuations.
                                         IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                         DURING THE PERIOD?
                                         In general, these were the performance trends among the
                                         major asset classes (types of investments):
                                         --   Stocks outperformed bonds significantly
                                         --   Small-capitalization stocks performed better than
                                         large-capitalization stocks
                                         --   Growth stocks delivered better results than value
                                         stocks by a wide margin
                                         --   Cash equivalents had better returns than most fixed
                                         income securities
                                         --   Government guaranteed U.S. Treasury bonds performed
                                         better than higher risk non-investment grade high yield
                                              bonds

                                         CAN YOU DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE
                                         PORTFOLIO WAS POSITIONED AT THE BEGINNING OF THE REPORTING
                                         PERIOD?+
                                         We use a structured, disciplined process to determine the
                                         appropriate asset allocation for LifeGoal Balanced Growth
                                         Portfolio. By "asset allocation" we mean the percentages of the portfolio that are invested in various investment
                                         categories, or asset classes. In deciding how to allocate
                                         Portfolio assets, we employ quantitative models that allow us to develop expected returns and profiles for each asset class. We also analyze the historical relationships among
                                         asset classes -- whether, and how much, movements in one
                                         have correlated in the past with movements in the
                                         others -- in varying market environments. Based on this
                                         information, we try to allocate the Portfolio's assets as
                                         efficiently as possible -- which means seeking the highest return potential for a given level of risk, while staying
                                         true to the Portfolio's investment objective.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         The Portfolio began the period with a 45% allocation to
                                         stocks and 55% to bonds. Of its total holdings, including
                                         bonds, the Portfolio had 10% exposure to large-
                                         capitalization stocks, 25% in small-capitalization stocks, and 10% in international stocks.

                                         WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET
                                         ALLOCATION DURING THE REPORTING PERIOD?
                                         We made two significant changes in the portfolio over the
                                         past twelve months. In early December, we added a position in Nations Marsico Focused Equities Fund, seeking to take
                                         advantage of its strong track record and focused style of
                                         investing. We also added Nations Value Fund to gain exposure to the attractive valuations present within the equity
                                         market. On the fixed income side, we increased exposure to the corporate bond market by adding to the Portfolio's
                                         position in Nations Investment Grade Bond Fund. While we
                                         made several changes to the Portfolio, we did not change the allocation between stocks and bonds.
                                         In March of this year, we changed our equity holdings again in order to tilt the Portfolio towards more of a value style and reduce its exposure to growth stocks. We took some gains off the table in Nations Marsico Focused Equities Fund and
                                         Nations Small Company Fund, which performed exceptionally
                                         well, and added to the position in Nations Value Fund. The
                                         Portfolio's bond holdings remained unchanged.

                                         WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO
                                         PERFORMANCE?
                                         While it has only been in the Portfolio for four months, the addition of a 15% position in Nations Marsico Focused
                                         Equities Fund in December was a significant contributor to performance. In addition, exposure to the small-cap growth segment of the market as well as to international markets, contributed to the Portfolio's performance. Coming off the heels of a weak 1998 as a result of the "Asian crisis,"
                                         international stock markets came roaring back in 1999 as
                                         interest rates declined and economies strengthened. The
                                         Portfolio gained exposure to these markets through ownership of Nations International Value Fund (Primary A Shares),
                                         which was up 36.03% over the 12 months ending March 31,
                                         2000. Nations Small Company Fund (Primary A Shares) was up a
                                         whopping 97.46% over the past 12 months.
                                         Lastly, our move away from growth into value appears well
                                         timed. We made that move toward the end of the fiscal year.
                                         As mentioned earlier, none of the moves changed the mix in the Portfolio between stocks and bonds.

                                         WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON
                                         PORTFOLIO PERFORMANCE?
                                         We reduced the Portfolio's equity exposure late in the
                                         second half of 1999, reflecting our concerns over high
                                         valuation levels. At the same time, we increased the
                                         allocation to fixed income funds by adding to the position in Nations Investment Grade Bond Fund -- a move that was
                                         consistent with our cautious view toward equities. With the continued strength of the equity market relative to bonds, we could have been more aggressive adding to the Portfolio's equity exposure at

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         the beginning of the year and holding it to year-end. Of
                                         course, that is with the benefit of hindsight. We still
                                         believe, however, that current valuation levels are high,
                                         and that, in time, this decision to only have a 45%
                                         allocation to stocks should benefit the Portfolio.
                                         At present, these moves appear premature as equity markets have continued to soar to record highs, however, our
                                         valuation models have historically been very accurate and
                                         thus we remain firm in our conviction. While the fundamental outlook for the U.S. economy remains very positive,
                                         valuations by almost any measure are at unprecedented
                                         levels.

                                         LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU
                                         ANTICIPATE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE
                                         ADVANTAGE OF THEM?
                                         We continue to approach the equity market warily, as
                                         concerns about high valuations dominate our outlook.
                                         Nevertheless, our long-term view is positive. Within the
                                         equity market, value stocks appear particularly attractive relative to growth stocks, which have soared to record
                                         valuations, mainly due to the strong performance of
                                         technology stocks. The Portfolio is well positioned for a
                                         "value market" which we fully expect this year. Should the equity markets decline, we will try to take advantage of
                                         lower prices by positioning the Portfolio more heavily in
                                         stocks. However, the Portfolio will continue to pursue its objective through a broadly diversified mix of investment
                                         assets.

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/00)        12.74%    10.84%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Balanced Growth Portfolio from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues, include reinvestment of dividends. The Indexes are unavailable for investment. The performance of Primary A, Primary B, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Balanced Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]
[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                NATIONS LIFEGOAL BALANCED     LEHMAN AGGREGATE BOND      S&P 500 COMPOSITE STOCK
                                                   GROWTH FUND $14,270            INDEX $12,444            PRICE INDEX $22,382
                                                -------------------------     ---------------------      -----------------------
Oct. 15/1996                                             9425.00                    10000.00                    10000.00
                                                         9657.00                    10300.00                    10542.00
                                                         9506.00                    10242.00                    10825.00
                                                        10263.00                    10618.00                    12716.00
                                                        10790.00                    10971.00                    13667.00
1997                                                    10740.00                    11293.00                    14059.00
                                                        11575.00                    11469.00                    16020.00
                                                        11719.00                    11738.00                    16549.00
                                                        10669.00                    12234.00                    14902.00
1998                                                    11991.00                    12276.00                    18076.00
                                                        12089.00                    12215.00                    18978.00
                                                        12535.00                    12107.00                    20316.00
                                                        12343.00                    12189.00                    19047.00
1999                                                    13716.00                    12175.00                    21881.00
Mar. 31 2000                                            14270.00                    12444.00                    22382.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                               NATIONS LIFE GOAL BALANCED     LEHMAN AGGREGATE BOND      S&P 500 COMPOSITE STOCK
                                                      GROWTH FUND                     INDEX                    PRICE INDEX
                                               --------------------------     ---------------------      -----------------------
Oct. 15 1996                                            10000.00                    10000.00                    10000.00
                                                        10246.00                    10300.00                    10542.00
                                                        10086.00                    10242.00                    10825.00
                                                        10889.00                    10618.00                    12716.00
                                                        11449.00                    10971.00                    13667.00
1997                                                    11395.00                    11293.00                    14059.00
                                                        12281.00                    11469.00                    16020.00
                                                        12434.00                    11738.00                    16549.00
                                                        11320.00                    12234.00                    14902.00
1998                                                    12722.00                    12276.00                    18076.00
                                                        12826.00                    12215.00                    18978.00
                                                        13299.00                    12107.00                    20316.00
                                                        13096.00                    12189.00                    19047.00
1999                                                    14552.00                    12175.00                    21881.00
Mar. 31|2000                                            15140.00                    12444.00                    22382.00

   TOTAL RETURN (AS OF 3/31/00)

                                                         INVESTOR A           INVESTOR B           INVESTOR C
                             PRIMARY A   PRIMARY B    NAV**       MOP*      NAV**    CDSC***    NAV**     CDSC***
Inception date               10/15/96     8/4/97          10/15/96              8/13/97             10/15/96
-----------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE            18.34%      17.73%      18.03%     11.25%    17.26%    12.26%     17.22%     16.22%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                       14.71%                  14.50%     12.25%                         14.02%     14.02%
SINCE INCEPTION               12.94%      12.58%      12.74%     10.84%    11.59%    10.63%     12.33%     12.33%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS LIFEGOAL
GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS LIFEGOAL GROWTH PORTFOLIO'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS CURRENT
                                         OUTLOOK.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
The Portfolio is managed by the          PHILOSOPHY.
Investment Strategies Team of Banc       Nations LifeGoal Growth Portfolio is the most aggressive of
of America Capital Management,           the three Nations LifeGoal Portfolios. This Portfolio aims
Inc., the investment sub-adviser         to provide long-term capital appreciation for
to the Portfolio.                        growth-oriented investors with an investment time frame of
INVESTMENT OBJECTIVE                     at least five years who are comfortable with
The Portfolio seeks capital              moderate-to-high risk. By diversifying investments across
appreciation through exposure to a       various Nations Funds mutual funds, Nations LifeGoal Growth
variety of equity market segments.       Portfolio gives investors the opportunity to participate in
PERFORMANCE REVIEW                       a variety of large- and small-capitalization domestic stock
For the 12-month period ended            funds, as well as stock funds that invest internationally.
March 31, 2000, Nations LifeGoal         WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
Growth Portfolio Investor A Shares       REPORTING PERIOD?
provided a total return of               The domestic and international economies grew briskly over
32.85%.**                                the last 12 months, leading to strong earnings growth and
                                         higher interest rates in the U.S. and throughout most major nations. According to government statistics, inflation
                                         remained low with the CPI (consumer price index) remaining well below 3%. Despite the low inflation, interest rates
                                         soared as the economy grew stronger and labor markets grew tighter. Unemployment fell to 4%, the lowest in three
                                         decades, oil prices surged over 100%, and most other
                                         commodity prices firmed, all leading investors to fears of higher inflation sometime in the future. With this as a
                                         backdrop, the 30-year U.S. Treasury bond had one of its
                                         worst years on record in 1999 as its yield rose 25% from
                                         5.1% to 6.4%, although it fell back under 6% by March 31,
                                         2000. Short-term interest rates rose as well on the heels of the conservative stance taken by the Federal Reserve Board to control the strong economic growth and inflation. The
                                         rise in interest rates across all maturities, coupled with continued low inflation, led to materially higher real
                                         yields (bond yields after inflation) during the last 12
                                         months.

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75% that may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS, AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL
GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         Strong corporate profits and low inflation led to another
                                         stellar year for the stock market. In calendar year 1999,
                                         the Standard & Poor's 500 Composite Stock Price Index (S&P
                                         500)*** finished its fifth consecutive year of 20% plus
                                         returns. The cumulative return of the S&P 500 over the past five years is the best five-year return in market history.
                                         It continued to be a big-cap market led by the technology
                                         sector. Growth stocks continued their spectacular dominance over value, via high exposure to the technology sector and the huge returns in that sector. The technology sector now accounts for 35% of the value of the S&P 500. Technology
                                         investors saw returns hardly imaginable years ago, and the market went into Internet IPO (initial public offering)
                                         overdrive through the course of 1999 and into 2000. Value
                                         investors muddled through while growth investors rode the
                                         back of technology. By calendar year-end, stock indices and valuations were close to new record highs as the economy
                                         stayed its steady course. The first three months of 2000
                                         have been more volatile as rising interest rates have caused investors to reexamine company valuations.

                                         IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                         DURING THE PERIOD?
                                         In general, these were the performance trends among the
                                         major asset classes (types of investments):
                                         --   Stocks outperformed bonds significantly
                                         --   Small-capitalization stocks performed better than
                                         large-capitalization stocks
                                         --   Growth stocks delivered better results than value
                                         stocks by a wide margin
                                         --   International stocks outperformed domestic stocks due
                                         to a strong economic recovery.
                                         CAN YOU DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE
                                         PORTFOLIO WAS POSITIONED AT THE BEGINNING OF THE REPORTING
                                         PERIOD?+
                                         We use a structured, disciplined process to determine the
                                         appropriate asset allocation for Nations LifeGoal Growth
                                         Portfolio. By "asset allocation" we mean the percentages of the Portfolio that are invested in various investment
                                         categories, or asset classes. In deciding how to allocate
                                         Portfolio assets, we employ quantitative models that allow us to develop expected returns and profiles for each asset class. We also analyze the historical relationships among
                                         asset classes -- whether, and how much, movements in one
                                         have correlated with movements in the others -- in varying market environments. Based on this information, we try to
                                         allocate the Portfolio's assets as efficiently as
                                         possible -- which means seeking to provide the highest
                                         return potential for a given level of risk, while staying
                                         true to the Portfolio's investment objective.
                                         The Portfolio is designed so that a minimum of 40% and a
                                         maximum of 75% of its assets are invested in
                                         large-capitalization domestic stock funds. The Portfolio's allocation to small- and mid-capitalization domestic stock funds ranges from 15%

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS LIFEGOAL
GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         to 35%. For added growth potential, the Portfolio may invest between 10% and 30% of its assets in core international
                                         stock funds.
                                         At the beginning of the reporting period, the Portfolio's
                                         assets were allocated 65% to large-cap domestic equity
                                         funds, 25% to small- and mid-cap domestic stock funds, and
                                         10% to international funds.
                                         WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET
                                         ALLOCATION DURING THE REPORTING PERIOD?
                                         We emphasized two themes in the changes that we made to the
                                         Portfolio's asset allocation: repositioning the Portfolio to have more of a value bias, with a less aggressive growth
                                         tilt, and adding exposure to what we think will be the best long-term performers. In December, we shifted assets from
                                         Nations Managed Index Fund and Nations Disciplined Equity
                                         Fund to Nations Marsico Focused Equities Fund and Nations
                                         Strategic Growth Fund to seek to take advantage of the
                                         strong track records these two funds have generated
                                         historically. Then in March 2000, we tilted the Portfolio
                                         towards a value style by increasing exposure to Nations
                                         Value Fund to 40% of the Portfolio's assets. At the same
                                         time, we reduced exposure to growth by trimming the position in Nations Small Company Fund. We also increased our
                                         weighting in international equities on the heels of strong international economies and better valuations versus
                                         domestic equities.
                                         WHICH ASSET ALLOCATION DECISIONS HELPED THE PORTFOLIO'S
                                         PERFORMANCE?
                                         The addition of Nations Marsico Focused Equities Fund helped the Portfolio's returns during the period, even though it
                                         has only been in the Portfolio for four months. The
                                         Portfolio's 25% weighting in small- and mid-cap growth
                                         stocks also added significantly to performance. The
                                         Portfolio's reduction in exposure to the growth segment of the market late in the year and an increase in exposure to value appear to have been well timed. Value stocks seem to have begun to turn the corner going into the next fiscal
                                         year.
                                         WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON
                                         PORTFOLIO PERFORMANCE?
                                         In hindsight, the Portfolio's international allocation
                                         should have been higher. International markets were in
                                         turmoil just 18 months ago, after the "Asian crisis". They quickly recovered though, and most international markets
                                         were up significantly in 1999. We increased our weighting in international stocks from 10% to 20% later in the year, and are optimistic that this will have a positive impact next
                                         year.

                                         LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU
                                         ANTICIPATE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE
                                         ADVANTAGE OF THEM?
                                         Overall, we remain optimistic about the U.S. economy -- we see nothing on the horizon that's likely to impede the
                                         current business expansion, although the pace of growth may slow somewhat. Corporate profit growth should continue to
                                         moderate, in our opinion. Value stocks appear particularly attractive relative to growth stocks, which have soared to record valuations, mainly due to the strong performance of technology stocks. The portfolio is well positioned for a
                                         "value market" which we fully anticipate for this year. We maintain the view that the equity market should offer
                                         investors the potential for attractive long-term returns in spite of inevitable periods of volatility.

NATIONS LIFEGOAL
GROWTH PORTFOLIO
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/00)        18.65%    16.65%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Growth Portfolio from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. It is not available for investment. The performance of Primary A, Primary B, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]
[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                 NATIONS LIFEGOAL GROWTH      LEHMAN AGGREGATE BOND      S&P 500 COMPOSITE STOCK
                                                      FUND $17,025                INDEX $12,444            PRICE INDEX $22,382
                                                 -----------------------      ---------------------      -----------------------
Oct. 15 1996                                             9425.00                    10000.00                    10000.00
                                                         9755.00                    10300.00                    10542.00
                                                         9609.00                    10242.00                    10825.00
                                                        10934.00                    10618.00                    12716.00
                                                        11757.00                    10971.00                    13667.00
1997                                                    11176.00                    11293.00                    14059.00
                                                        12474.00                    11469.00                    16020.00
                                                        12229.00                    11738.00                    16549.00
                                                        10189.00                    12234.00                    14902.00
1998                                                    12589.00                    12276.00                    18076.00
                                                        12832.00                    12215.00                    18978.00
                                                        14007.00                    12107.00                    20316.00
                                                        13234.00                    12189.00                    19047.00
1999                                                    15814.00                    12175.00                    21881.00
Mar. 31 2000                                            17025.00                    12444.00                    22382.00

 [INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS LIFEGOAL GROWTH      LEHMAN AGGREGATE BOND      S&P 500 COMPOSITE STOCK
                                                      FUND $18,064                INDEX $12,444            PRICE INDEX $22,382
                                                 -----------------------      ---------------------      -----------------------
Oct. 15 1996                                            10000.00                    10000.00                    10000.00
                                                        10350.00                    10300.00                    10542.00
                                                        10195.00                    10242.00                    10825.00
                                                        11601.00                    10618.00                    12716.00
                                                        12474.00                    10971.00                    13667.00
1997                                                    11858.00                    11293.00                    14059.00
                                                        13235.00                    11469.00                    16020.00
                                                        12975.00                    11738.00                    16549.00
                                                        10811.00                    12234.00                    14902.00
1998                                                    13357.00                    12276.00                    18076.00
                                                        13615.00                    12215.00                    18978.00
                                                        14862.00                    12107.00                    20316.00
                                                        14042.00                    12189.00                    19047.00
1999                                                    16778.00                    12175.00                    21881.00
Mar. 31 2000                                            18064.00                    12444.00                    22382.00

   TOTAL RETURN (AS OF 3/31/00)

                                                              INVESTOR A                INVESTOR B                INVESTOR C
                           PRIMARY A      PRIMARY B       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date             10/15/96       9/19/97              10/15/96                  8/12/97                   10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE          32.94%        32.40%         32.67%       25.06%        31.68%      26.68%       31.65%       30.65%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                     21.19%                       21.00%       18.63%                                 20.13%       20.13%
SINCE INCEPTION             18.82%        18.48%         18.65%       16.65%        15.45%      14.55%       17.89%       17.89%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS FUNDS
Nations LifeGoal Income And Growth Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          INVESTMENT COMPANY SECURITIES -- 101.1%
 15,664   Nations Blue Chip Fund.................   $   585
 31,074   Nations International Value Fund.......       584
470,389   Nations Investment Grade Bond Fund.....     4,407
460,463   Nations Short-Term Income Fund.........     4,379
 72,903   Nations Value Fund.....................     1,184
                                                    -------
          TOTAL INVESTMENT COMPANY SECURITIES
            (Cost $11,066).......................    11,139
                                                    -------
          TOTAL INVESTMENTS
            (Cost $11,066*)...............  101.1%   11,139
                                                    -------
          OTHER ASSETS AND
            LIABILITIES (NET).............   (1.1)%
          Receivable for Fund shares sold........        21
          Dividends receivable...................        49
          Payable for Fund shares redeemed.......      (164)
          Investment advisory fee payable........        (7)
          Shareholder servicing and distribution
            fees payable.........................       (14)
          Distributions payable..................        (6)
                                                    -------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)....................      (121)
                                                    -------
          NET ASSETS......................  100.0%  $11,018
                                                    =======
          NET ASSETS CONSIST OF:
          Distributions in excess of net
            investment income....................   $    (6)
          Accumulated net realized loss on
            investments sold.....................       (47)
          Net unrealized appreciation of
            investments..........................        73
          Paid-in capital........................    10,998
                                                    -------
          NET ASSETS.............................   $11,018
                                                    =======

                                                     VALUE
-----------------------------------------------------------
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($4,736,323 / 445,531 shares
            outstanding).........................    $10.63
                                                    =======
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($788,833 / 73,800 shares
            outstanding).........................    $10.69
                                                    =======
          Maximum sales charge...................     5.75%
          Maximum offering price per share.......    $11.34
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($4,644,696 / 434,172 shares
            outstanding).........................    $10.70
                                                    =======
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($847,913 / 79,474 shares
            outstanding).........................    $10.67
                                                    =======

---------------

* Federal Income Tax Information: Net unrealized appreciation of $30 on investment securities was comprised of gross appreciation of $178 and gross depreciation of $148 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $11,109.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LifeGoal Balanced Growth Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          INVESTMENT COMPANY SECURITIES -- 100.5%
156,136   Nations International Value Fund.......   $ 2,932
887,416   Nations Investment Grade Bond Fund.....     8,315
121,335   Nations Marsico Focused Equities
            Fund.................................     2,741
110,907   Nations Small Company Fund.............     2,514
579,774   Nations Strategic Income Fund..........     5,525
366,236   Nations Value Fund.....................     5,948
                                                    -------
          TOTAL INVESTMENT COMPANY SECURITIES
            (Cost $26,085).......................    27,975
                                                    -------
          TOTAL INVESTMENTS
            (Cost $26,085*)...............  100.5%   27,975
                                                    -------
          OTHER ASSETS AND
            LIABILITIES (NET).............   (0.5)%
          Receivable for Fund shares sold........       110
          Dividends receivable...................        78
          Payable for Fund shares redeemed.......      (288)
          Investment advisory fee payable........       (16)
          Shareholder servicing and distribution
            fees payable.........................       (30)
          Distributions payable..................        (2)
                                                    -------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)....................      (148)
                                                    -------
          NET ASSETS......................  100.0%  $27,827
                                                    =======
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on
            investments sold.....................   $ 1,050
          Net unrealized appreciation of
            investments..........................     1,890
          Paid-in capital........................    24,887
                                                    -------
          NET ASSETS.............................   $27,827
                                                    =======

                                                     VALUE
-----------------------------------------------------------
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($13,325,339 / 1,113,463 shares
            outstanding).........................    $11.97
                                                     ------
                                                     ------
          PRIMARY B SHARES:
          Net asset value, offering and
            redemption price per share
            ($322,248 / 26,882 shares
            outstanding).........................    $11.99
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($2,298,240 / 191,641
            shares outstanding)..................    $11.99
                                                     ------
                                                     ------
          Maximum sales charge...................     5.75%
          Maximum offering price per share.......    $12.72
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($9,789,326 / 815,880 shares
            outstanding).........................    $12.00
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($2,091,564 / 173,071 shares
            outstanding).........................    $12.09
                                                     ------
                                                     ------

---------------

* Federal Income Tax Information: Net unrealized appreciation of $1,379 on investment securities was comprised of gross appreciation of $2,205 and gross depreciation of $826 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $26,596.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LifeGoal Growth Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          INVESTMENT COMPANY SECURITIES -- 100.2%
332,528   Nations International Value Fund.......   $ 6,245
258,611   Nations Marsico Focused Equities
            Fund.................................     5,842
177,678   Nations Small Company Fund.............     4,028
 90,690   Nations Strategic Growth Fund..........     1,544
779,608   Nations Value Fund.....................    12,661
                                                    -------
          TOTAL INVESTMENT COMPANY SECURITIES
            (Cost $28,239).......................    30,320
                                                    -------
          TOTAL INVESTMENTS
            (Cost $28,239*)...............  100.2%   30,320
                                                    -------
          OTHER ASSETS AND
            LIABILITIES (NET).............   (0.2)%
          Receivable for Fund shares sold........       100
          Payable for Fund shares redeemed.......      (120)
          Investment advisory fee payable........       (16)
          Shareholder servicing and distribution
            fees payable.........................       (26)
                                                    -------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)....................       (62)
                                                    -------
          NET ASSETS......................  100.0%  $30,258
                                                    =======
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on
            investments sold.....................   $ 4,077
          Net unrealized appreciation of
            investments..........................     2,081
          Paid-in capital........................    24,100
                                                    -------
          NET ASSETS.............................   $30,258
                                                    =======

                                                     VALUE
-----------------------------------------------------------
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($15,264,621 / 985,122 shares
            outstanding).........................    $15.50
                                                     ------
                                                     ------
          PRIMARY B SHARES:
          Net asset value, offering and
            redemption price per share
            ($8,708 / 564 shares outstanding)....    $15.43
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($4,527,580 / 292,445
            shares outstanding)..................    $15.48
                                                     ------
                                                     ------
          Maximum sales charge...................     5.75%
          Maximum offering price per share.......    $16.42
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($8,971,922 / 584,513 shares
            outstanding).........................    $15.35
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($1,484,812 / 97,064 shares
            outstanding).........................    $15.30
                                                     ------
                                                     ------

---------------

* Federal Income Tax Information: Net unrealized appreciation of $1,982 on investment securities was comprised of gross appreciation of $2,081 and gross depreciation of $99 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $28,338.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the year ended March 31, 2000

                                                                   LIFEGOAL           LIFEGOAL
                                                                  INCOME AND          BALANCED           LIFEGOAL
                                                                    GROWTH             GROWTH             GROWTH
                                                                  PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                ------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends...................................................    $          556     $          921     $          120
                                                                --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................                29                 64                 51
Shareholder servicing and distribution fees:
  Primary B Shares..........................................                --                  1                 --*
  Investor A Shares.........................................                 2                  5                 10
  Investor B Shares.........................................                50                 94                 82
  Investor C Shares.........................................                 5                 16                  9
                                                                --------------     --------------     --------------
    Total expenses..........................................                86                180                152
Fees waived by distributor..................................                --                 --                 --
                                                                --------------     --------------     --------------
    Net expenses............................................                86                180                152
                                                                --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................               470                741                (32)
                                                                --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................               (44)             1,259              4,046
Capital gains distributions received........................                93                447                865
Net unrealized appreciation/(depreciation) of investments
  during the year...........................................                 1              1,849              1,434
                                                                --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......                50              3,555              6,345
                                                                --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $          520     $        4,296     $        6,313
                                                                ==============     ==============     ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                    [This page is intentionally left blank.]

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                             LIFEGOAL INCOME AND
                                                                               GROWTH PORTFOLIO
                                                                  -----------------------------------------
                                                                    YEAR ENDED                  YEAR ENDED
                                                                     3/31/00                     3/31/99
                                                                  -----------------------------------------
(IN THOUSANDS)
Net investment income.......................................      $          470              $          242
Net realized gain/(loss) on investments during the year.....                 (44)                        211
Capital gain distributions received.........................                  93                          56
Net change in unrealized appreciation/(depreciation) of
  investments during the year...............................                   1                          33
                                                                  --------------              --------------
Net increase/(decrease) in net assets resulting from
  operations................................................                 520                         542
Distributions to shareholders from net investment income:
  Primary A Shares..........................................                (257)                       (104)
  Primary B Shares..........................................                  --                          --
  Investor A Shares.........................................                 (40)                        (33)
  Investor B Shares.........................................                (178)                        (78)
  Investor C Shares.........................................                 (25)                         (2)
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................                  --                          --
  Primary B Shares..........................................                  --                          --
  Investor A Shares.........................................                  --                          --
  Investor B Shares.........................................                  --                          --
  Investor C Shares.........................................                  --                          --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                (110)                        (17)
  Primary B Shares..........................................                  --                          --
  Investor A Shares.........................................                 (22)                        (12)
  Investor B Shares.........................................                (106)                        (45)
  Investor C Shares.........................................                  (8)                         (2)
Net increase/(decrease) in net assets from Portfolio share
  transactions..............................................              (3,498)                     12,592
                                                                  --------------              --------------
Net increase/(decrease) in net assets.......................              (3,724)                     12,841
NET ASSETS:
Beginning of year...........................................              14,742                       1,901
                                                                  --------------              --------------
End of year.................................................      $       11,018              $       14,742
                                                                  ==============              ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................      $           (6)             $           32
                                                                  ==============              ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

           LIFEGOAL BALANCED                  LIFEGOAL GROWTH
           GROWTH PORTFOLIO                      PORTFOLIO
-----------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/00          3/31/99          3/31/00          3/31/99
---------------------------------------------------------------------
    $          741   $          469   $          (32)  $          (27)
             1,259              143            4,046               60
               447              504              865              575
             1,849             (240)           1,434              227
    --------------   --------------   --------------   --------------
             4,296              876            6,313              835
              (441)            (319)              --               --
                (9)              (5)              --               --
               (66)             (27)              --               --
              (229)            (116)              --               --
               (51)              (3)              --               --
               (48)             (12)            (108)             (29)
                (1)              --*              --*              --
                (8)              (1)             (49)             (18)
               (37)              (4)             (84)             (10)
                (6)              --*             (12)              --
              (327)            (206)            (172)             (78)
                (8)              (5)              --*              --
               (47)             (28)            (109)             (98)
              (248)            (214)            (252)            (335)
               (32)             (14)             (22)             (18)
              (530)          19,424            8,047            8,463
    --------------   --------------   --------------   --------------
             2,208           19,346           13,552            8,712
            25,619            6,273           16,706            7,994
    --------------   --------------   --------------   --------------
    $       27,827   $       25,619   $       30,258   $       16,706
    ==============   ==============   ==============   ==============
    $           --   $           56   $           --   $           --
    ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                LIFEGOAL INCOME AND GROWTH PORTFOLIO
                                                                 YEAR ENDED             YEAR ENDED
                                                               MARCH 31, 2000         MARCH 31, 1999
                                                              -----------------      -----------------
                                                              SHARES    DOLLARS      SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    264     $ 2,829      1,215     $12,984
  Issued as reinvestment of dividends.......................     33         353         11         114
  Redeemed..................................................   (633)     (6,820)      (489)     (5,201)
                                                               ----     -------      -----     -------
  Net increase/(decrease)...................................   (336)    $(3,638)       737     $ 7,897
                                                               ====     =======      =====     =======
INVESTOR A SHARES:
  Sold......................................................     39     $   412        128     $ 1,364
  Issued as reinvestment of dividends.......................      6          61          4          42
  Redeemed..................................................    (95)     (1,019)       (20)       (213)
                                                               ----     -------      -----     -------
  Net increase/(decrease)...................................    (50)    $  (546)       112     $ 1,193
                                                               ====     =======      =====     =======
INVESTOR B SHARES:
  Sold......................................................    154     $ 1,653        416     $ 4,427
  Issued as reinvestment of dividends.......................     21         231         10         106
  Redeemed..................................................   (182)     (1,949)       (98)     (1,042)
                                                               ----     -------      -----     -------
  Net increase/(decrease)...................................     (7)    $   (65)       328     $ 3,491
                                                               ====     =======      =====     =======
INVESTOR C SHARES:
  Sold......................................................     73     $   787          4     $    45
  Issued as reinvestment of dividends.......................      3          32         --*          3
  Redeemed..................................................     (6)        (68)        (3)        (37)
                                                               ----     -------      -----     -------
  Net increase/(decrease)...................................     70     $   751          1     $    11
                                                               ====     =======      =====     =======
  Total net increase........................................   (323)    $(3,498)     1,178     $12,592
                                                               ====     =======      =====     =======

---------------

* Amount represents less than $500 or 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                 LIFEGOAL BALANCED GROWTH PORTFOLIO
                                                                 YEAR ENDED              YEAR ENDED
                                                               MARCH 31, 2000          MARCH 31, 1999
                                                              -----------------      ------------------
                                                              SHARES    DOLLARS      SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    474     $ 5,241       2,353    $ 25,445
  Issued as reinvestment of dividends.......................     73         805          51         535
  Redeemed..................................................   (808)     (8,887)     (1,039)    (11,171)
                                                               ----     -------      ------    --------
  Net increase/(decrease)...................................   (261)    $(2,841)      1,365    $ 14,809
                                                               ====     =======      ======    ========
PRIMARY B SHARES:
  Sold                                                           --*    $     1          22    $    243
  Issued as reinvestment of dividends.......................      2          17           1          10
  Redeemed..................................................     --*         (3)         --          --
                                                               ----     -------      ------    --------
  Net increase/(decrease)...................................      2     $    15          23    $    253
                                                               ====     =======      ======    ========
INVESTOR A SHARES:
  Sold......................................................    131     $ 1,458         114    $  1,232
  Issued as reinvestment of dividends.......................     11         121           5          56
  Redeemed..................................................    (71)       (819)        (43)       (444)
                                                               ----     -------      ------    --------
  Net increase/(decrease)...................................     71     $   760          76    $    844
                                                               ====     =======      ======    ========
INVESTOR B SHARES:
  Sold......................................................    197     $ 2,189         592    $  6,244
  Issued as reinvestment of dividends.......................     43         477          30         321
  Redeemed..................................................   (249)     (2,765)       (248)     (2,584)
                                                               ----     -------      ------    --------
  Net increase/(decrease)...................................     (9)    $   (99)        374    $  3,981
                                                               ====     =======      ======    ========
INVESTOR C SHARES:
  Sold......................................................    174     $ 1,923          25    $    273
  Issued as reinvestment of dividends.......................      8          90           1          16
  Redeemed..................................................    (33)       (378)        (69)       (752)
                                                               ----     -------      ------    --------
  Net increase/(decrease)...................................    149     $ 1,635         (43)   $   (463)
                                                               ====     =======      ======    ========
  Total net increase........................................    (48)    $  (530)      1,795    $ 19,424
                                                               ====     =======      ======    ========

---------------

* Amount represents less than $500 or 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      LIFEGOAL GROWTH PORTFOLIO
                                                                  YEAR ENDED             YEAR ENDED
                                                                MARCH 31, 2000         MARCH 31, 1999
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    768     $ 10,460        929     $10,881
  Issued as reinvestment of dividends.......................     20          271         10         110
  Redeemed..................................................   (157)      (2,069)      (609)     (7,166)
                                                               ----     --------       ----     -------
  Net increase/(decrease)...................................    631     $  8,662        330     $ 3,825
                                                               ====     ========       ====     =======
PRIMARY B SHARES:
  Sold......................................................     --*    $     --*        --     $    --
  Issued as reinvestment of dividends.......................     --           --         --*         --*
  Redeemed..................................................     --           --         --          --
                                                               ----     --------       ----     -------
  Net increase/(decrease)...................................     --     $     --         --     $    --
                                                               ====     ========       ====     =======
INVESTOR A SHARES:
  Sold......................................................     78     $  1,051        213     $ 2,362
  Issued as reinvestment of dividends.......................     12          157         10         113
  Redeemed..................................................    (77)      (1,048)       (65)       (746)
                                                               ----     --------       ----     -------
  Net increase/(decrease)...................................     13     $    160        158     $ 1,729
                                                               ====     ========       ====     =======
INVESTOR B SHARES:
  Sold......................................................     99     $  1,336        354     $ 4,096
  Issued as reinvestment of dividends.......................     24          314         28         333
  Redeemed..................................................   (242)      (3,173)      (146)     (1,652)
                                                               ----     --------       ----     -------
  Net increase/(decrease)...................................   (119)    $ (1,523)       236     $ 2,777
                                                               ====     ========       ====     =======
INVESTOR C SHARES:
  Sold......................................................     71     $    913         20     $   226
  Issued as reinvestment of dividends.......................      3           35          2          19
  Redeemed..................................................    (16)        (200)       (10)       (113)
                                                               ----     --------       ----     -------
  Net increase/(decrease)...................................     58     $    748         12     $   132
                                                               ====     ========       ====     =======
  Total net increase........................................    583     $  8,047        736     $ 8,463
                                                               ====     ========       ====     =======

---------------

* Amount represents less than $500 or 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                    [This page is intentionally left blank.]

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                                                                                          NET INCREASE/
                                                                                           (DECREASE)
                                            NET ASSET                    NET REALIZED     IN NET ASSETS    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED   RESULTING FROM      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON     INVESTMENT       INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS         INCOME
                                            ----------------------------------------------------------------------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2000(a)...................   $10.86         $0.49           $ 0.02           $ 0.51           $(0.51)
Year ended 3/31/1999......................    10.70          0.35             0.37             0.72            (0.36)
Year ended 3/31/1998(a)...................     9.97          0.43             0.89             1.32            (0.40)
Period ended 3/31/1997*...................    10.03          0.32            (0.06)            0.26            (0.32)
INVESTOR A SHARES
Year ended 3/31/2000(a)...................   $10.89         $0.48           $ 0.03           $ 0.51           $(0.48)
Year ended 3/31/1999......................    10.71          0.36             0.35             0.71            (0.33)
Year ended 3/31/1998(a)...................     9.97          0.41             0.89             1.30            (0.38)
Period ended 3/31/1997*...................    10.03          0.31            (0.06)            0.25            (0.31)
INVESTOR B SHARES
Year ended 3/31/2000(a)...................   $10.89         $0.41           $ 0.03           $ 0.44           $(0.40)
Year ended 3/31/1999......................    10.70          0.28             0.35             0.63            (0.24)
Period ended 3/31/1998(a)**...............    10.51          0.19             0.36             0.55            (0.22)
INVESTOR C SHARES
Year ended 3/31/2000(a)...................   $10.90         $0.40           $ 0.03           $ 0.43           $(0.43)
Year ended 3/31/1999......................    10.70          0.31             0.31             0.62            (0.22)
Year ended 3/31/1998(a)...................     9.97          0.36             0.89             1.25            (0.35)
Period ended 3/31/1997*...................    10.03          0.31            (0.06)            0.25            (0.31)


                                            DISTRIBUTIONS
                                             IN EXCESS OF
                                            NET INVESTMENT
                                                INCOME
                                            --------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2000(a)...................          --
Year ended 3/31/1999......................          --
Year ended 3/31/1998(a)...................      $(0.12)
Period ended 3/31/1997*...................          --
INVESTOR A SHARES
Year ended 3/31/2000(a)...................          --
Year ended 3/31/1999......................          --
Year ended 3/31/1998(a)...................      $(0.11)
Period ended 3/31/1997*...................          --
INVESTOR B SHARES
Year ended 3/31/2000(a)...................          --
Year ended 3/31/1999......................          --
Period ended 3/31/1998(a)**...............      $(0.07)
INVESTOR C SHARES
Year ended 3/31/2000(a)...................          --
Year ended 3/31/1999......................          --
Year ended 3/31/1998(a)...................      $(0.10)
Period ended 3/31/1997*...................          --

---------------

  * LifeGoal Income and Growth Portfolio Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

 ** LifeGoal Income and Growth Portfolio Investor B Shares commenced investment operations on August 7, 1997.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

 (a) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          RATIO OF         RATIO OF
DISTRIBUTIONS                                              NET ASSETS     OPERATING     NET INVESTMENT
  FROM NET                        NET ASSET                  END OF      EXPENSES TO      INCOME TO      PORTFOLIO
  REALIZED          TOTAL           VALUE        TOTAL       PERIOD      AVERAGE NET     AVERAGE NET     TURNOVER
CAPITAL GAINS   DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS+++         ASSETS         RATE
------------------------------------------------------------------------------------------------------------------
   $(0.23)         $(0.74)         $10.63         4.91%      $4,736         0.25%            4.78%           96%
    (0.20)          (0.56)          10.86         6.98        8,489         0.25             3.99           107
    (0.07)          (0.59)          10.70        13.56          476         0.25             4.17            64
       --           (0.32)           9.97         2.59          223         0.25+            6.34+            2
   $(0.23)         $(0.71)         $10.69         4.93%      $  789         0.50%            4.53%           96%
    (0.20)          (0.53)          10.89         6.92        1,347         0.50             3.74           107
    (0.07)          (0.56)          10.71        13.38          126         0.50             3.92            64
       --           (0.31)           9.97         2.54          131         0.50+            6.09+            2
   $(0.23)         $(0.63)         $10.70         4.25%      $4,645         1.25%            3.78%           96%
    (0.20)          (0.44)          10.89         6.16        4,806         1.25             2.99           107
    (0.07)          (0.36)          10.70         5.33        1,212         1.25+            3.17+           64
   $(0.23)         $(0.66)         $10.67         4.11%      $  848         1.25%            3.78%           96%
    (0.20)          (0.42)          10.90         6.02          100         1.25             2.99           107
    (0.07)          (0.52)          10.70        12.83           87         1.09             3.33            64
       --           (0.31)           9.97         2.54            1         0.75+            5.84+            2

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                NET INCREASE/
                                                                                  (DECREASE)
                                NET ASSET                      NET REALIZED     IN NET ASSETS     DISTRIBUTIONS    DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED    RESULTING FROM      FROM NET        IN EXCESS OF
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      NET INVESTMENT
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS         INCOME            INCOME
                                -------------------------------------------------------------------------------------------------
LIFEGOAL BALANCED GROWTH
  PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2000(a)          $10.80          $0.36            $ 1.54            $1.90            $(0.40)           $(0.04)
Year ended 3/31/1999              10.92           0.26              0.23             0.49             (0.28)               --
Year ended 3/31/1998(a)            9.95           0.33              1.74             2.07             (0.28)            (0.32)
Period ended 3/31/1997*           10.05           0.19             (0.10)            0.09             (0.19)               --
PRIMARY B SHARES
Year ended 3/31/2000(a)          $10.82          $0.32            $ 1.52            $1.84            $(0.34)           $(0.04)
Year ended 3/31/1999              10.94           0.23              0.20             0.43             (0.22)               --
Period ended 3/31/1998(a)**       10.95           0.16              0.77             0.93             (0.20)            (0.24)
INVESTOR A SHARES
Year ended 3/31/2000(a)          $10.82          $0.34            $ 1.53            $1.87            $(0.37)           $(0.04)
Year ended 3/31/1999              10.94           0.25              0.21             0.46             (0.25)               --
Year ended 3/31/1998(a)            9.95           0.28              1.79             2.07             (0.27)            (0.31)
Period ended 3/31/1997*           10.05           0.19             (0.10)            0.09             (0.19)               --
INVESTOR B SHARES
Year ended 3/31/2000(a)          $10.82          $0.26            $ 1.54            $1.80            $(0.29)           $(0.04)
Year ended 3/31/1999              10.92           0.17              0.22             0.39             (0.16)               --
Period ended 3/31/1998(a)**       10.88           0.11              0.87             0.98             (0.20)            (0.24)
INVESTOR C SHARES
Year ended 3/31/2000(a)          $10.92          $0.26            $ 1.55            $1.81            $(0.31)           $(0.04)
Year ended 3/31/1999              10.92           0.20              0.26             0.46             (0.13)               --
Year ended 3/31/1998(a)            9.95           0.23              1.78             2.01             (0.25)            (0.29)
Period ended 3/31/1997*           10.05           0.19             (0.10)            0.09             (0.19)               --

---------------

  * LifeGoal Balanced Growth Portfolio Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

 ** LifeGoal Balanced Growth Portfolio Primary B and Investor B Shares commenced investment operations on August 4, and August 13, 1997, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

 (a) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      RATIO OF         RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT
  FROM NET                        VALUE                  END OF      EXPENSES TO      INCOME TO      PORTFOLIO
  REALIZED          TOTAL        END OF      TOTAL       PERIOD      AVERAGE NET       AVERAGE       TURNOVER
CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS+++       NET ASSETS       RATE
--------------------------------------------------------------------------------------------------------------
   $(0.29)         $(0.73)       $11.97     18.34%      $13,325         0.25%            3.37%          124%
    (0.33)          (0.61)        10.80       4.77       14,844         0.25             2.77           121
    (0.50)          (1.10)        10.92      21.74          103         0.25             2.87            94
       --           (0.19)         9.95       0.90        2,114        0.25+             3.94+            1
   $(0.29)         $(0.67)       $11.99     17.73%      $   322         0.75%            2.87%          124%
    (0.33)          (0.55)        10.82       4.15          276         0.75             2.27           121
    (0.50)          (0.94)        10.94       9.24           26        0.75+             2.37+           94
   $(0.29)         $(0.70)       $11.99     18.03%      $ 2,298         0.50%            3.12%          124%
    (0.33)          (0.58)        10.82       4.44        1,308         0.50             2.52           121
    (0.50)          (1.08)        10.94      21.76          489         0.50             2.62            94
       --           (0.19)         9.95       0.86           94        0.50+             3.69+            1
   $(0.29)         $(0.62)       $12.00     17.26%      $ 9,789         1.25%            2.37%          124%
    (0.33)          (0.49)        10.82       3.78        8,925         1.25             1.77           121
    (0.50)          (0.94)        10.92       9.70        4,917        1.25+             1.87+           94
   $(0.29)         $(0.64)       $12.09     17.22%      $ 2,092         1.25%            2.37%          124%
    (0.33)          (0.46)        10.92       4.43          266         1.25             1.77           121
    (0.50)          (1.04)        10.92      21.10          737         1.09             2.03            94
       --           (0.19)         9.95       0.85           18        0.75+             3.44+            1

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                NET INCREASE/
                                                                                  (DECREASE)
                                NET ASSET                      NET REALIZED     IN NET ASSETS     DISTRIBUTIONS    DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED    RESULTING FROM      FROM NET        IN EXCESS OF
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      NET INVESTMENT
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS         INCOME            INCOME
                                -------------------------------------------------------------------------------------------------
LIFEGOAL GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2000(a).....     $12.15         $ 0.04            $3.88             $3.92                --            $(0.18)
Year ended 3/31/1999........      12.49           0.04             0.31              0.35                --             (0.09)
Year ended 3/31/1998(a).....      10.15           0.08             2.87              2.95            $(0.01)            (0.39)
Period ended 3/31/1997*.....      10.06           0.12             0.09              0.21             (0.12)               --
PRIMARY B SHARES
Year ended 3/31/2000(a).....     $12.14         $(0.02)           $3.86             $3.84                --            $(0.16)
Year ended 3/31/1999........      12.49           0.00             0.30              0.30                --             (0.05)
Period ended
  3/31/1998(a)**............      12.25           0.01             0.70              0.71            $(0.01)            (0.25)
INVESTOR A SHARES
Year ended 3/31/2000(a).....     $12.16         $ 0.01            $3.87             $3.88                              $(0.17)
Year ended 3/31/1999........      12.50           0.04             0.30              0.34                --             (0.08)
Year ended 3/31/1998(a).....      10.15           0.05             2.89              2.94            $(0.01)            (0.37)
Period ended 3/31/1997*.....      10.06           0.12             0.09              0.21             (0.12)               --
INVESTOR B SHARES
Year ended 3/31/2000(a).....     $12.13         $(0.08)           $3.84             $3.76                              $(0.15)
Year ended 3/31/1999........      12.49          (0.06)            0.31              0.25                --             (0.01)
Period ended
  3/31/1998(a)**............      11.98          (0.02)            0.99              0.97            $(0.01)            (0.24)
INVESTOR C SHARES
Year ended 3/31/2000(a).....     $12.09         $(0.08)           $3.83             $3.75                --            $(0.15)
Year ended 3/31/1999........      12.46          (0.05)            0.30              0.25                --             (0.02)
Year ended 3/31/1998(a).....      10.15           0.02             2.89              2.87            $(0.01)            (0.34)
Period ended 3/31/1997*.....      10.06           0.11             0.09              0.20             (0.11)               --

---------------

  * LifeGoal Growth Portfolio Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

 ** LifeGoal Growth Portfolio Primary B and Investor B Shares commenced investment operations on September 19, 1997 and August 12, 1997, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

 (a) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      RATIO OF         RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO
  REALIZED          TOTAL        END OF      TOTAL       PERIOD      AVERAGE NET      TO AVERAGE     TURNOVER
CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS+++       NET ASSETS       RATE
--------------------------------------------------------------------------------------------------------------
   $(0.39)         $(0.57)       $15.50      32.94%     $15,265         0.25%            0.34%          161%
    (0.60)          (0.69)        12.15       3.04        4,291         0.25             0.46           159
    (0.21)          (0.61)        12.49      29.80          289         0.25             0.65            69
       --           (0.12)        10.15       2.10          929         0.25+            1.11+           25
   $(0.39)         $(0.55)       $15.43      32.40%     $     9         0.75%           (0.16)%         161%
    (0.60)          (0.65)        12.14       2.58            7         0.75            (0.04)          159
    (0.21)          (0.47)        12.49       6.24            6         0.75+            0.15+           69
   $(0.39)         $(0.56)       $15.48      32.67%     $ 4,528         0.50%            0.09%          161%
    (0.60)          (0.68)        12.16       2.87        3,404         0.50             0.21           159
    (0.21)          (0.59)        12.50      29.68        1,526         0.50             0.40            69
       --           (0.12)        10.15       2.05          681         0.50+            0.86+           25
   $(0.39)         $(0.54)       $15.35      31.68%     $ 8,972         1.25%           (0.66)%         161%
    (0.60)          (0.61)        12.13       2.14        8,531         1.25            (0.54)          159
    (0.21)          (0.46)        12.49       8.55        5,829         1.25+           (0.35)+          69
   $(0.39)         $(0.54)       $15.30      31.65%     $ 1,485         1.25%           (0.66)%         161%
    (0.60)          (0.62)        12.09       2.07          473         1.25            (0.54)          159
    (0.21)          (0.56)        12.46      28.89          342         1.09            (0.19)           69
       --           (0.11)        10.15       2.01           82         0.75+            0.61+           25

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations LifeGoal Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company offers three Portfolios: LifeGoal Income and Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Growth Portfolio (each a "Portfolio" and collectively, the "Portfolios"). The Portfolios invest in other Nations Funds (the "Underlying Funds") distributed by Stephens Inc. ("Stephens") and advised by Banc of America Advisors, Inc. ("BAAI"). The Portfolios offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. LifeGoal Balanced Growth Portfolio and LifeGoal Growth Portfolio also offer Primary B Shares. Shareholders of a Portfolio have equal voting rights on matters affecting all shareholders of the Portfolio. In addition, each class of shares of a Portfolio has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

On October 15, 1996, the Company commenced the sale of its shares to the public. On October 2, 1996, Stephens, the Company's distributor, made an initial capital investment into each Portfolio, which was in turn invested into the Underlying Funds. The operating results from October 2, 1996 through October 14, 1996 are reflected in the beginning net asset value reported in the Financial highlights.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions at the date of the financial statements that affect the amounts and disclosures reported. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Investments in the Underlying Funds are valued at the net asset value of each Primary A Share of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Securities transactions and investment income: Securities transactions are accounted for on the trade date. Realized gains and losses are computed based on the specific identification of securities sold. Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: It is the policy of each Portfolio to declare and pay dividends from net investment income each calendar quarter. Each Portfolio will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Portfolio level are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for short-term capital gain distributions received different characterizations of distributions made by the Portfolios, and each Portfolio's use of the tax accounting practice of equalization.

Reclassifications for the year ended March 31, 2000 were as follows:

                                           INCREASE/
                                          (DECREASE)      INCREASE/
                            INCREASE/    UNDISTRIBUTED    (DECREASE)
                            (DECREASE)        NET        ACCUMULATED
                             PAID-IN      INVESTMENT     NET REALIZED
                             CAPITAL        INCOME       GAIN/(LOSS)
                              (000)          (000)          (000)
                            -----------------------------------------
Income and Growth.........     $ 64          $ (8)          $ (56)
Balanced Growth...........       96           100            (196)
Growth....................      251           285            (536)

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Expenses: General expenses of the Company are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense in accordance with generally accepted accounting principles. Expenses directly attributable to a Portfolio or class of shares are charged to such Portfolio or class. In addition, the Portfolios indirectly bear their pro rata share of expenses of the Underlying Funds.

NATIONS FUNDS

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, CO-ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Company, on behalf of the Portfolios, has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.25% of each Portfolio's average daily net assets and has agreed to bear any and all fees and expenses of the Portfolios (other than the investment advisory fee payable under the Investment Advisory Agreement, taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees).

The Company, on behalf of the Portfolios, has entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.05% of each Portfolio's average daily net assets.

Stephens and BAAI serve as co-administrators of the Company. The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BAAI. Stephens and BAAI receive no compensation for their services as co-administrators from the portfolios.

Bank of America serves as custodian of the Company's assets.

Effective December 1, 1999, First Data Investor Services Group, Inc. ("First Data"), the transfer agent for the Portfolios' shares, was acquired by PFPC Inc. ("PFPC"). PFPC provides the same services as the transfer agent for the Portfolios' shares as were previously provided by First Data. Bank of America serves as sub-transfer agent for the Portfolios' Primary A and Primary B Shares.

BAAI may, from time to time, voluntarily reduce its fee payable by each Portfolio. For the year ended March 31, 2000, BAAI did not waive any fees.

Stephens also serves as distributor of the Portfolios' shares. For the year ended March 31, 2000, the Portfolios were informed that the distributor received $600 in front-end sales charges for sales of Investor A Shares and $96 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

No officer, director or employee of the Bank of America, BAAI and BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a director or officer of the Company.

The Company's eligible Directors may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc. The expense for the deferred compensation and retirement plans is included in "Directors' fees and expenses" in the Statements of operations.

A significant portion of each Portfolio's Primary A Shares represents investments by fiduciary accounts of which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Company has adopted a shareholder administration plan for Primary B Shares of each Portfolio and shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Portfolio, and a combined distribution and shareholder servicing plan for the Investor A shares of each Portfolio. The administration plan permits the Portfolios to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Portfolios to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to

NATIONS FUNDS
time by the Board of Directors and are charged as expenses of each Portfolio directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BAAI.

At March 31, 2000, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                      CURRENT       PLAN
                                       RATE        LIMITS
                                      -------------------
Primary B Shareholder Administration
  Plan..............................   0.50%        0.60%
Investor A Combined Shareholder
  Servicing and Distribution Plan...   0.25%        0.25%
Investor B and Investor C
  Shareholder Servicing Plans.......   0.25%        0.25%
Investor B and Investor C
  Distribution Plans................   0.75%        0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of the Underlying Funds for the year ended March 31, 2000 were as follows:

                                 PURCHASES       SALES
                                   (000)         (000)
                                 ----------------------
Income and Growth..............   $11,386       $14,989
Balanced Growth................    31,963        32,686
Growth.........................    41,073        33,094

5.  CAPITAL STOCK

At March 31, 2000, 1,200,000,000 shares of $.001 par value capital stock were authorized for the Company. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

6.  RISK FACTORS OF THE PORTFOLIOS AND THE UNDERLYING FUNDS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund and incur custody and other costs until BAAI determines that it is appropriate to dispose of such securities.

The Officers and Directors of the Company also serve as Officers and Trustees/Directors of the Underlying Funds. In addition, BAAI and BACAP are wholly-owned subsidiaries of Bank of America. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds a Portfolio invests in may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by BAAI. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. BAAI, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. BAAI may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

NATIONS FUNDS

7.  CAPITAL LOSS INFORMATION

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the tax year ended March 31, 2000, the Income and Growth Portfolio elected to defer losses occurring between November 1, 1999 and March 31, 2000 in the amount of $4,291.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS LIFEGOAL FUNDS, INC.

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LifeGoal Income and Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Growth Portfolio (constituting Nations LifeGoal Funds, Inc., hereafter referred to as the "Portfolios") at March 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
May 19, 2000

NATIONS FUNDS
  TAX INFORMATION (UNAUDITED)

Of the distributions (including short term capital gains) paid by the following Portfolios, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

LifeGoal Growth And Income Portfolio........................   8.71%
LifeGoal Balanced Growth Portfolio..........................   5.41%
LifeGoal Growth Portfolio...................................      0%

For the year ended March 31, 2000, the amount of long-term capital gain distributed by the Portfolios was as follows:

                                                               LONG TERM
                                                              CAPITAL GAIN
                                                              DISTRIBUTION
FUND                                                          DESIGNATION
--------------------------------------------------------------------------
LifeGoal Growth And Income Portfolio........................    $ 15,724
LifeGoal Balanced Growth Portfolio..........................     436,645
LifeGoal Growth Portfolio...................................     372,083

                     [This page intentionally left blank.]

               P.O. Box 34602
               Charlotte, NC 28254-4602
               Toll free 1.800.321.7854

NATIONS FUNDS








LIFEGLAR (3/00)